Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Hemcure, Inc. (the “Company”) Annual Report on Amendment No. 2 to Form 10-KSB for the year ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Arthur Liu, President, Chief Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2) The information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.

Dated: October 15, 2007

/s/ Arthur Liu
Arthur Liu
Chief Executive Officer, President and
Principal Accounting and Finance Officer